AIG RETIREMENT COMPANY I
Money Market I Fund
Supplement to the Statement of Additional Information
dated October 1, 2008
The seventh paragraph of the section titled “Determination of Net Asset Value” on page 77 of the Statement of Additional Information (“SAI”) is deleted in its entirety and is replaced with the following disclosure:
For the Money Market I Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market I Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board. In addition, in accordance with positions taken by the SEC or its staff, for shadow pricing purposes the Money Market I Fund may value certain portfolio securities with remaining maturities of 60 days or less at amortized cost instead of at the market-based value, through January 12, 2009, or such later date as may be permitted based on SEC or staff guidance.
Capitalized terms used herein but not defined have the meanings assigned to them in the SAI.
Date: November 21, 2008